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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):  February 12, 2001



                          FAIRFIELD COMMUNITIES, INC.
            (Exact Name of Registrant as Specified in its Charter)


       Delaware                  1-8096              71-0390438
(State of Incorporation)      (Commission)        (I.R.S. Employer
                              File Number)       Identification No.)

8669 Commodity Circle, Suite 200, Orlando, Florida      32819
     (Address of principal executive offices)         (Zip Code)




                Registrant's telephone number:  (407) 370-5200


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ITEM 5.  Other Events.

     On February 12, 2001, Fairfield executed the First Amendment to Agreement and Plan of Merger (the "Amendment") among Fairfield, Cendant Corporation and
Grand Slam Acquisition Corp.   In accordance with the terms of the Amendment,
the Fairfield Board of Directors has set April 2, 2001 as the date of the special meeting of Fairfield stockholders to consider and vote upon the Agreement and Plan of Merger dated as of November 1, 2000, as amended, among Fairfield, Cendant and Grand Slam.

     A copy of the Amendment is filed as Exhibit 2.1 to this report and incorporated herein by this reference.

ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a)  Exhibits:
          --------

         Number         Description
         ------         -----------

         2.1 First Amendment to Agreement and Plan of Merger, dated as of February 12, 2001, by and among Cendant Corporation, Grand Slam Acquisition Corp. and Fairfield Communities, Inc.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            FAIRFIELD COMMUNITIES, INC.



                                            By: /s/ Marcel J. Dumeny
                                                ---------------------------
                                                Name:  Marcel J. Dumeny
                                                Title:  Executive Vice President


Dated:  February 13, 2001

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                               INDEX TO EXHIBITS
                               -----------------

   Number         Description
   ------         -----------

    2.1 First Amendment to Agreement and Plan of Merger, dated as of February 12, 2001, by and among Cendant Corporation, Grand Slam Acquisition Corp. and Fairfield Communities, Inc.



                                       4